UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 8, 2005

DOCUMENT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-20981	33-0485994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5958 Priestly Drive Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 602-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 8, 2005, Document Sciences Corporation (the “Company”) entered into executive employment agreements (each, an “Employment Agreement” and collectively, the “Employment Agreements”) with John L. McGannon, President, Chief Executive Officer and Chief Financial Officer of the Company, J. Douglas Winter, Chief Operating Officer of the Company and Tao Ye, General Manager of Asian Operations of the Company. These Employment Agreements supersede all previous employment agreements between the Company and such respective individuals, including the employment agreement, dated as of November 1, 2000, between the Company and John L. McGannon, the employment agreement, dated as of July 15, 2004, between the Company and J. Douglas Winter and the employment agreement, dated as of July 15, 2004, between the Company and Tao Ye.

Mr. McGannon’s Employment Agreement is effective as of October 1, 2005 and provides for a base annual salary of $275,000 and a performance-based bonus equal to 50% to 100% of such annual base salary. The criteria for the performance-based bonus and amount of the payment will be determined by the compensation committee of the Company’s board of directors in its sole and absolute discretion. The Employment Agreement also entitles Mr. McGannon to receive, upon termination of his employment for any reason, payments equal to (i) the portion of his then current annual base salary which has accrued through his date of termination, (ii) any vested bonus payments, stock options or restricted stock to which he is entitled as of the date of his termination and (iii) any payments for unused vacation and reimbursement of expenses which are due, accrued or payable as of the date of his termination. If Mr. McGannon is terminated by the Company without cause, but not in connection with a change in control of the Company as described below, then in addition to the payments described in (i), (ii) and (iii) above, he is entitled to receive (x) an amount equal to his then-current annual base salary and performance-based bonus for a 12-month period and (y) continuation of health benefits for a 12-month period. If either 30 days before or within 18 months following a change in control of the Company, Mr. McGannon is terminated by the Company without cause or he terminates his employment for good reason, then in addition to the payments described in (i), (ii) and (iii) above, he is entitled to receive (A) an amount equal to two times his annual base salary and prorated performance-based bonus and (B) continuation of health benefits for a 24-month period. In addition, Mr. McGannon has agreed under his Employment Agreement that he will not, while his Employment Agreement is in effect and for 12 months after its termination, solicit or attempt to solicit (or assist others to solicit) for employment any person who is, or within the preceding 12 months was, an employee of the Company.

Mr. Winter’s Employment Agreement is effective as of October 1, 2005 and provides for a base annual salary of $200,000 and a performance-based bonus equal to 50% to 100% of such annual base salary. The criteria for the performance-based bonus and amount of the payment will be determined by the compensation committee of the Company’s board of directors in its sole and absolute discretion. The Employment Agreement also entitles Mr. Winter to receive, upon termination of his employment for any reason, payments equal to (i) the portion of his then current annual base salary which has accrued through his date of termination, (ii) any vested bonus payments, stock options or restricted stock to which he is entitled as of the date of his termination and (iii) any payments for unused vacation and reimbursement of expenses which are due, accrued or payable as of the date of his termination. If Mr. Winter is terminated by the Company without cause, but not in connection with a change in control of the Company as described below, then in addition to the payments described in (i), (ii) and (iii) above, he is entitled to receive (x) an amount equal to his then-current annual base salary for a 6-month period and (y) continuation of health benefits for a 6-month period. If either 30 days before or within 18 months following a change in control of the Company, Mr. Winter is terminated by the Company without cause or he terminates his employment for good reason, then in addition to the payments described in (i), (ii) and (iii) above, he is entitled to receive (A) an amount equal to 1.5 times his annual base salary and prorated performance-based bonus and (B) continuation of health benefits for an 18-month period. In addition, Mr. Winter has agreed under his Employment Agreement that he will not, while his Employment Agreement is in effect and for 12 months after its termination, solicit or attempt to solicit (or assist others to solicit) for employment any person who is, or within the preceding 12 months was, an employee of the Company.

Mr. Ye’s Employment Agreement is effective as of October 1, 2005 and provides for a base annual salary of $200,000 and a performance-based bonus equal to 50% to 100% of such annual base salary. The criteria for the performance-based bonus and amount of the payment will be determined by the compensation committee of the Company’s board of directors in its sole and absolute discretion. The Employment Agreement also entitles Mr. Ye to receive, upon termination of his employment for any reason, payments equal to (i) the portion of his then current annual base salary which has accrued through his date of termination, (ii) any vested bonus payments, stock options or restricted stock to which he is entitled as of the date of his termination and (iii) any payments for unused vacation and reimbursement of expenses which are due, accrued or payable as of the date of his termination. If Mr. Ye is terminated by the Company without cause, but not in connection with a change in control of the Company as described below, then in addition to the payments described in (i), (ii) and (iii) above, he is entitled to receive (x) an amount equal to his then-current annual base salary for a 6-month period and (y) continuation of health benefits for a 6-month period. If either 30 days before or within 18 months following a change in control of the Company, Mr. Ye is terminated by the Company without cause or he terminates his employment for good reason, then in addition to the payments described in (i), (ii) and (iii) above, he is entitled to receive (A) an amount equal to 1.5 times his annual base salary and prorated performance-based bonus and (B) continuation of health benefits for an 18-month period. In addition, Mr. Ye has agreed under his Employment Agreement that he will not, while his Employment Agreement is in effect and for 12 months after its termination, solicit or attempt to solicit (or assist others to solicit) for employment any person who is, or within the preceding 12 months was, an employee of the Company.

On November 10, 2005, the Company entered into Employment Agreements with Daniel Fregeau, Executive Vice President of the Company, Nasser Barghouti, Chief Technology Officer of the Company and Peter Riccio, Senior Vice President of Sales of the Company. These Employment Agreements supersede all previous employment agreements between the Company and such respective individuals, including the employment agreement, dated as of July 15, 2004, between the Company and Nasser Barghouti.

Mr. Fregeau’s Employment Agreement is effective as of October 1, 2005 and provides for a base annual salary of $185,000. The Employment Agreement also entitles Mr. Fregeau to receive, upon termination of his employment for any reason, payments equal to (i) the portion of his then current annual base salary which has accrued through his date of termination, (ii) any vested bonus payments, stock options or restricted stock to which he is entitled as of the date of his termination and (iii) any payments for unused vacation and reimbursement of expenses which are due, accrued or payable as of the date of his termination. If Mr. Fregeau is terminated by the Company without cause, but not in connection with a change in control of the Company as described below, then in addition to the payments described in (i), (ii) and (iii) above, he is entitled to receive (x) an amount equal to his then-current annual base salary for a 6-month period and (y) continuation of health benefits for a 6-month period. If either 30 days before or within 18 months following a change in control of the Company, Mr. Fregeau is terminated by the Company without cause or he terminates his employment for good reason, then in addition to the payments described in (i), (ii) and (iii) above, he is entitled to receive (A) an amount equal to 1.5 times his annual base salary and (B) continuation of health benefits for an 18-month period. In addition, Mr. Fregeau has agreed under his Employment Agreement that he will not, while his Employment Agreement is in effect and for 12 months after its termination, solicit or attempt to solicit (or assist others to solicit) for employment any person who is, or within the preceding 12 months was, an employee of the Company.

Mr. Barghouti’s Employment Agreement is effective as of October 1, 2005 and provides for a base annual salary of $200,000 and a performance-based bonus equal to 50% to 100% of such annual base salary. The criteria for the performance-based bonus and amount of the payment will be determined by the compensation committee of the Company’s board of directors in its sole and absolute discretion. The Employment Agreement also entitles Mr. Barghouti to receive, upon termination of his employment for any reason, payments equal to (i) the portion of his then current annual base salary which has accrued through his date of termination, (ii) any vested bonus payments, stock options or restricted stock to which he is entitled as of the date of his termination and (iii) any payments for unused vacation and reimbursement of expenses which are due, accrued or payable as of the date of his termination. If Mr. Barghouti is terminated by the Company without cause, but not in connection with a change in control of the Company as described below, then in addition to the payments described in (i), (ii) and (iii) above, he is entitled to receive (x) an amount equal to his then-current annual base salary for a 6-month period and (y) continuation of health benefits for a 6-month period. If either 30 days before or within 18 months following a change in control of the Company, Mr. Barghouti is terminated by the Company without cause or he terminates his employment for good reason, then in addition to the payments described in (i), (ii) and (iii) above, he is entitled to receive (A) an amount equal to 1.5 times his annual base salary and prorated performance-based bonus and (B) continuation of health benefits for an 18-month period. In addition, Mr. Barghouti has agreed under his Employment Agreement that he will not, while his Employment Agreement is in effect and for 12 months after its termination, solicit or attempt to solicit (or assist others to solicit) for employment any person who is, or within the preceding 12 months was, an employee of the Company.

Mr. Riccio’s Employment Agreement is effective as of October 1, 2005 and provides for a base annual salary of $168,000. The Employment Agreement also entitles Mr. Riccio to receive, upon termination of his employment for any reason, payments equal to (i) the portion of his then current annual base salary which has accrued through his date of termination, (ii) any vested bonus payments, stock options or restricted stock to which he is entitled as of the date of his termination and (iii) any payments for unused vacation and reimbursement of expenses which are due, accrued or payable as of the date of his termination. If Mr. Riccio is terminated by the Company without cause, but not in connection with a change in control of the Company as described below, then in addition to the payments described in (i), (ii) and (iii) above, he is entitled to receive (x) an amount equal to his then-current annual base salary for a 6-month period and (y) continuation of health benefits for a 6-month period. If either 30 days before or within 18 months following a change in control of the Company, Mr. Riccio is terminated by the Company without cause or he terminates his employment for good reason, then in addition to the payments described in (i), (ii) and (iii) above, he is entitled to receive (A) an amount equal to 1.5 times his annual base salary and (B) continuation of health benefits for an 18-month period. In addition, Mr. Riccio has agreed under his Employment Agreement that he will not, while his Employment Agreement is in effect and for 12 months after its termination, solicit or attempt to solicit (or assist others to solicit) for employment any person who is, or within the preceding 12 months was, an employee of the Company.

The descriptions of the material features of the Employment Agreements provided above are qualified in their entirety by reference to the full text of such agreements, which are attached hereto as Exhibits 10.1 through 10.6, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Executive Employment Agreement, dated as of October 1, 2005, between Document Sciences Corporation and John L. McGannon.

10.2	Executive Employment Agreement, dated as of October 1, 2005, between Document Sciences Corporation and Daniel Fregeau.

10.3	Executive Employment Agreement, dated as of October 1, 2005, between Document Sciences Corporation and Nasser Barghouti.

10.4	Executive Employment Agreement, dated as of October 1, 2005, between Document Sciences Corporation and Peter Riccio.

10.5	Executive Employment Agreement, dated as of October 1, 2005, between Document Sciences Corporation and J. Douglas Winter.

10.6	Executive Employment Agreement, dated as of October 1, 2005, between Document Sciences Corporation and Tao Ye.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2005

DOCUMENT SCIENCES CORPORATION

By:	/s/ John L. McGannon
Name:	John L. McGannon
Its:	President, Chief Executive Officer and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Executive Employment Agreement, dated as of October 1, 2005, between Document Sciences Corporation and John L. McGannon.

10.2	Executive Employment Agreement, dated as of October 1, 2005, between Document Sciences Corporation and Daniel Fregeau.

10.3	Executive Employment Agreement, dated as of October 1, 2005, between Document Sciences Corporation and Nasser Barghouti.

10.4	Executive Employment Agreement, dated as of October 1, 2005, between Document Sciences Corporation and Peter Riccio.

10.5	Executive Employment Agreement, dated as of October 1, 2005, between Document Sciences Corporation and J. Douglas Winter.

10.6	Executive Employment Agreement, dated as of October 1, 2005, between Document Sciences Corporation and Tao Ye.